Exhibit 99.1

                             Cox Enterprises, Inc.
                        Executive Officers and Directors



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

James  C. Kennedy *       Chairman &            Chairman &                           Cox Enterprises, Inc.
                          Chief Executive       Chief Executive Officer              1400 Lake Hearn Dr., NE
                          Officer                                                    Atlanta , GA 30319

David E. Easterly*        President & Chief     President & Chief Operating          Cox Enterprises, Inc.
                          Operating Officer     Officer                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319
Robert C. O'Leary*        Senior Vice           Senior Vice President Chief          Cox Enterprises, Inc.
                          President & Chief     Financial Officer                    1400 Lake Hearn Dr., NE
                          Financial Officer                                          Atlanta , GA 30319

Timothy W. Hughes         Senior Vice           Senior Vice President                Cox Enterprises, Inc.
                          President             Administration                       1400 Lake Hearn Dr., NE
                          Administration                                             Atlanta , GA 30319

Barbara C. Anthony*       Vice President        Chairman, Dayton Newspapers          Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Anne C. Chambers*         Vice President        Chairman, Atlanta Newspapers         Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Scott A. Hatfield         Vice President &      Vice President & Chief               Cox Enterprises, Inc.
                          Chief Information     Information Officer                  1400 Lake Hearn Dr., NE
                          Officer                                                    Atlanta , GA 30319

Marybeth Leamer           Vice President        Vice President Human                 Cox Enterprises, Inc.
                          Human Resources       Resources                            1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Andrew A. Merdek          Vice President        Vice President Legal Affairs &       Cox Enterprises, Inc.
                          Legal Affairs &       Corporate Secretary                  1400 Lake Hearn Dr., NE
                          Corporate                                                  Atlanta , GA 30319
                          Secretary

Alexander V.              Vice President        Vice President Public Policy         Cox Enterprises, Inc.
Netchvolodoff             Public Policy                                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Richard J. Jacobson       Vice President &      Vice President & Treasurer           Cox Enterprises, Inc.
                          Treasurer                                                  1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Preston B. Barnett        Vice President        Vice President Tax                   Cox Enterprises, Inc.
                          Tax                                                        1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

William L. Killen, Jr.    Vice President        Vice President New Media             Cox Enterprises, Inc.
                          New Media                                                  1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Dean H. Eisner            Vice President        Vice President Business              Cox Enterprises, Inc.
                          Business              Development and Planning             1400 Lake Hearn Dr., NE
                          Development and                                            Atlanta , GA 30319
                          Planning

Michael J.                Vice President        Vice President Materials             Cox Enterprises, Inc.
Mannheimer                Materials             Management                           1400 Lake Hearn Dr., NE
                          Management                                                 Atlanta , GA 30319

Arthur M. Blank           Director              President & Chief Executive          The Home Depot, Inc.
                                                Officer of The Home Depot,           One Paces West
                                                Inc.                                 2727 Paces Ferry Road, NW
                                                                                     Atlanta, GA 30339

Thomas O. Cordy           Director              President & Chief Executive          The Maxxis Group, Inc.
                                                Officer of The Maxxis Group,         1901 Montreal Road, Ste. 108
                                                Inc.                                 Tucker, GA  30084

Carl R. Gross             Director              Retired Senior Vice President  &     Cox Enterprises, Inc.
                                                Chief Administrative Officer         1400 Lake Hearn Dr., NE
                                                                                     Atlanta, GA 30319

Ben F. Love               Director              Director                             Chase Bank of Texas
                                                Chase Bank of Texas                  600 Travis Street, 18 TCT 318
                                                                                     Houston, TX 77252-2558

Paul J. Rizzo             Director              Vice Chairman (retired 1/1/95)       Franklin Street Partners
                                                of IBM Corporation                   6330 Quadrangle Drive
                                                                                     Ste. 200
                                                                                     Chapel Hill, NC  27514


* Also a Director

                          Cox Investment Company, Inc.
                        Executive Officers and Directors



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------


David E. Easterly*          President          President & Chief Operating           Cox Enterprises, Inc.
                                               Officer                               1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Preston B. Barnett          Vice President     Vice President Tax                    Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Dean H. Eisner              Director           Vice President Business               Cox Enterprises, Inc.
                                               Development and Planning              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Andrew A. Merdek*           Secretary          Vice President Legal Affairs &        Cox Communications, Inc.
                                               Secretary                             1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Richard J. Jacobson         Treasurer          Vice President & Treasurer            Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319


*Also a Director

                             Cox Target Media, Inc.
                        Executive Officers and Directors


Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

William B. Disbrow*         President &        President & Chief Executive           Cox Target Media, Inc.
                            Chief              Officer                               1400 Lake Hearn Dr., NE
                            Executive                                                Atlanta , GA 30319
                            Officer

Preston B. Barnett          Vice President     Vice President Tax                    Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Brian G. Cooper             Vice President     Senior Vice President                 Cox Target Media, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Andrew A. Merdek*           Secretary          Vice President Legal Affairs &        Cox Communications, Inc.
                                               Secretary                             1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Charles B. Solomon          Treasurer          Vice President Finance,               Cox Target Media, Inc.
                                               Controller & Treasurer                1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Jay R. Smith                Director           President                             Cox Target Media, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319


*Also a Director

                 Cox Gifts, Inc., f/k/a Carol Wright Gifts, Inc.
                        Executive Officers and Directors



Name                       Position             Principal Occupation                 Business Address
--------------------       -----------------    -----------------------              ----------------------

Robert I. Ginsberg          President           President                            Cox Gifts Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

William B. Disbrow*         Vice President      President & Chief Executive          Cox Target Media, Inc.
                                                Officer                              1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Preston B. Barnett          Vice President      Vice President Tax                   Cox Enterprises, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Nicholas R. Parrinelli      Vice President      Vice President Merchandising         Cox Gifts Inc.
                            Merchandising                                            1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Carolyn Mohr                Vice President      Vice President Operations            Cox Gifts Inc.
                            Operations                                               1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Brian G. Cooper             Vice President      Senior Vice President                Cox Target Media, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Andrew A. Merdek*           Secretary           Vice President Legal Affairs &       Cox Communications, Inc.
                                                Secretary                            1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Charles B. Solomon          Treasurer           Vice President Finance,              Cox Target Media, Inc.
                                                Controller & Treasurer               1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

Jay R. Smith                Director            President                            Cox Target Media, Inc.
                                                                                     1400 Lake Hearn Dr., NE
                                                                                     Atlanta , GA 30319

*Also a Director